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                                                              September 23, 1996



BY FACSIMILE - 011 46 18 166301 & FED EX
----------------------------------------

Mr. Ulf Lundberg
General Counsel
Pharmacia Biotech AB
Bjorkgatan 30
D-751 82 Uppsala, Sweden

Re:  Second Amendment to Option Agreement and Research Agreement
     -----------------------------------------------------------

Dear Mr. Lundberg:

     Reference is hereby made to the Option Agreement (the "Option Agreement") and the Research and Development Agreement (the "Research Agreement"), each effective as of March 10, 1995, and each as amended by that certain letter agreement dated as of February 13, 1996 ("Amendment No. 1"), by and between ArQule, Inc. ("ArQule") and Pharmacia Biotech AB ("Pharmacia"). In consideration of the mutual covenants and agreements hereinafter set forth and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby acknowledge and agree as follows:

     A. In accordance with Section 2.2.1 of the Option Agreement, Pharmacia hereby confirms to ArQule that it has elected to extend the Option Period of its Option Rights for Subfield I (as such capitalized terms are defined in the Option Agreement) through April 1, 1997 in accordance with Section 2.2.1(a) of the Option Agreement.

     1. The Project Plan is hereby amended by replacing the Research Project (as such capitalized terms are defined in the Research Agreement) entitled "Research Plan for the Second Ligand Design Project" attached to Amendment No. 1 with the Research Project entitled "Research Plan for the Third Ligand Design Project", a copy of which is attached hereto (as so amended, the "Amended Research Project"), for the period commencing on October 1, 1996 and continuing until April 1, 1997. The parties agree that the Amended Research Project has been approved by the Research Committee, as required under Section 2.2 of the Research Agreement.

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Mr. Ulf Lundberg
September 23, 1996
Page 2

     2. In consideration of the research to be conducted by ArQule as provided in the Amended Research Project, Pharmacia hereby agrees to pay ArQule $**, payable on or before October 1, 1996.

     Except as otherwise expressly amended by this letter agreement, each of the terms conditions and provisions of the Option Agreement and the Research Agreement, as heretofore amended by Amendment No. 1, shall remain in full force and effect. This letter agreement may be signed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.

                                       Very truly yours,

                                       ARQULE, INC.


                                       By: /s/ Eric B. Gordon
                                          --------------------------------------
                                               Eric B. Gordon
                                               President and
                                               Chief Executive Officer


Agreed to and Accepted
this twenty-fifth day of September 1996

PHARMACIA BIOTECH AB


By: /s/ Arne Forsell
   -------------------------------------
    Name:  Arne Forsell
    Title: President and CEO


**Confidential treatment has been requested for the marked portion.


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               Research Plan for the Third "Ligand Design" Project


                          Research Plan for the Third
                            "Ligand Design" Project

                    AN ARQULE/PHARMACIA BIOTECH COOPERATION

Effective date for this project will be 1 of October 1996 - 1 of April 1997

CONTENTS

1.  DESCRIPTION OF THE CURRENT PROJECT

    1.1   Object of the project

    1.2   Organization

          1.2.1    Project Leaders and Reference Groups

          1.2.2    Project Resources

    1.3   Project Presentations


          1.3.1    Synthesis

          1.3.2    Analysis

          1.3.3    Structural Biology/Modeling

          1.3.4    Screening

          1.3.5    Intellectual Property

          1.3.6    Publication


2.  MILESTONES

3.  PROPERTIES

4.  TIME PLAN

                                       * *



**Confidential treatment has been requested for the marked portion.